UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 6, 2025
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03	Material Modification to Rights of Security Holders.
The information provided by Items 5.03 and 5.07 below with respect to the Second Restated Certificate of Incorporation is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed in Item 5.07 below, upon the recommendation of the Company's board of directors (the "Board"), the stockholders of Planet Fitness, Inc. (the “Company”), at the annual meeting of stockholders of the Company held on May 6, 2025 (the “Annual Meeting”), approved the Planet Fitness, Inc. 2025 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
The material features of the Omnibus Incentive Plan are described in Proposal No. 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the Omnibus Incentive Plan incorporated herein by reference is qualified in its entirety by the text of the Omnibus Incentive Plan, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As discussed in Item 5.07 below, upon the recommendation of the Board, at the Annual Meeting the stockholders of the Company approved amendments to the Company’s Second Restated Certificate of Incorporation regarding the removal of supermajority voting requirements, removal of certain obsolete provisions, and the limitation of liability of certain officers (the “Charter Amendments”). A description of the Charter Amendments is provide in Proposal No. 5, Proposal No. 6 and Proposal No. 7 of the Proxy Statement, which description is incorporated herein by reference.
On May 8, 2025, the Company filed with the Secretary of State of the State of Delaware the Company’s Second Restated Certificate of Incorporation (the “Restated Charter”) to adopt the Charter Amendments, which became effective upon filing. The foregoing description of the Restated Charter is qualified in its entirety by reference to the full text of the Restated Charter, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described above in Item 5.02, the Annual Meeting was held on May 6, 2025. A total of 78,758,324 shares were present or represented by proxy at the meeting, representing approximately 93.34% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1	Election of Directors
Proposal No. 1 was the election of three nominees to serve as directors of the Company, each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Craig Benson	71,793,803	5,452,446	1,512,075
Cammie Dunaway	42,451,876	34,794,373	1,512,075
Christopher Tanco	72,061,111	5,185,138	1,512,075
Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Board. There were no additional director nominations brought before the meeting.

2	Ratification of Independent Registered Public Accounting Firm
Proposal No. 2 was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
77,348,294	1,343,940	66,090	—
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved.

3	Advisory Vote on Named Executive Officer Compensation
Proposal No. 3 was the approval, on an advisory basis, of the compensation of the Company’s named executive officer. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
71,708,820	5,466,299	71,130	1,512,075
Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the Company’s named executive officer compensation.

4	Approval of the Planet Fitness, Inc. 2025 Omnibus Incentive Plan
Proposal No. 4 was the approval of the Planet Fitness, Inc. 2025 Omnibus Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
56,649,763	20,453,659	52,827	1,512,075
Pursuant to the foregoing vote, the stockholders approved the Planet Fitness, Inc. 2025 Omnibus Incentive Plan.

5	Approval of charter amendments removing supermajority voting requirements
Proposal No. 5 was the approval of the charter amendments removing supermajority voting requirements. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
77,132,615	63,656	49,978	1,512,075
Pursuant to the foregoing vote, the stockholders approved the charter amendments removing supermajority voting requirements.

6	Approval of charter amendments removing obsolete provisions
Proposal No. 6 was the approval of charter amendments removing obsolete provisions. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
78,686,630	5,187	66,507	—
Pursuant to the foregoing vote, the stockholders approved the charter amendments removing obsolete provisions.

7	Approval of charter amendment limiting the liability of certain officers
Proposal No. 7 was the approval of a charter amendment limiting the liability of certain officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
67,801,186	9,377,413	67,650	1,512,075
Pursuant to the foregoing vote, the stockholders approved the charter amendment limiting the liability of certain officers.

8	Stockholder proposal regarding EEO-1 report disclosure policy
Proposal No. 8 was a stockholder proposal regarding adoption of an EEO-1 report disclosure policy . The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
26,906,999	45,258,415	3,670,274	2,922,636
Pursuant to the foregoing vote, the stockholders did not approve the stockholder proposal regarding adoption of an EEO-1 report disclosure policy.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Planet Fitness, Inc. Second Restated Certificate of Incorporation
4.1	Planet Fitness, Inc. 2025 Omnibus Incentive Plan (previously filed as Exhibit 10.2 on Form 10-Q (File No. 001-37534), filed with the Commission on May 9, 2025 and incorporated herein by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Jay Stasz
Name: Title:	Jay Stasz Chief Financial Officer
Dated: May 12, 2025